LEASE


THIS WRITING contains all the terms and conditions of a Lease, made and entered into this 13 day of MARCH, 2002, by and between, SOLAR INVESTMENTS.,
          --               ----
("Landlord") and,SEREFEX CORP. ("Tenant"), wherein the parties agree that for
                 ------------
the rents to be paid by Tenant and for the mutual covenants and conditions herein set forth, Landlord hereby leases to Tenant 4420 MERCANTILE AVENUE, SUITE 4 , NAPLES, FLORIDA, ("demised premises") to be used and occupied by
-
Tenant as office space.

1.  Term    The term of this Lease shall, commencing APRIL 6, 2003.WITH THE
    ----                                             -------------
MONTH OF APRIL BEING PRORATED AND SHALL END MARCH 31, 2004.


2.  Base Rent    Tenant shall pay without demand to the Landlord a base rent
    ---------
plus applicable sales tax (currently 6%) payable in monthly installments as follows:


     Annual Rent          Monthly     Monthly      Monthly Rent & Tax
     -----------                                   ---------------------
     $3,600.00            Rent        Sales Tax
                          ----        ---------
                          $300.00     18.00             $318.00


The base rental rate shall increase at a rate of five (5%) percent per year over the previous year's base rental rate and for any extensions hereof.

3.  Security Deposit    The Landlord acknowledges that it has received from the
    ----------------
Tenant a sum equal in amount to the first month's and last month's rent and a security deposit in the amount of $100.00 for this Lease including six (6%) percent state sales tax. The total received was $656.50. The security deposit
                                                --------
shall remain with the Landlord during the term of this Lease and any extensions hereof as security for the payment of rent and damages. No interest shall be payable on the deposit, and it may be commingled with the general funds of the Landlord. If any rent or any other sum or charge payable by Tenant to Landlord shall be overdue and unpaid, or if Landlord makes any payment on behalf of Tenant, or if Tenant fails to perform any other terms of this Lease, then Landlord may at its option and without prejudice to any other remedy, immediately apply all or part of the security and damage deposit toward the payment of any amount due from Tenant or toward losses sustained by Landlord as a result of Tenant's default under this Lease. Tenant shall then immediately restore its security and damage deposit to the original sum deposited. Should the Landlord convey its interest under this Lease, the deposit may be turned over by the Landlord to the Landlord's grantee or assignee. If the security and damage deposit is turned over as aforesaid, the Tenant hereby releases Landlord from any and all liability with respect to the deposit or its return, and the Tenant agrees to look solely to such grantee or assignee for such application or return, and this provision shall also apply to subsequent grantees or assigns.

4.  Payment of Rent    All payments shall be made without demand and without any
    ---------------
deduction set-off or counterclaim whatsoever and shall be made at 4420 Mercantile Avenue, Naples, Florida, 34104, or at such other place and to such other person as the Landlord may from time to time designate. Rent is due on the first of the month and late after the 5th. A late fee will be charged on any rent not paid prior to the 5th of the month.

5.  Assignment and Subletting    Tenant shall not assign this Lease, nor sublet
    -------------------------
the demised premises, or any part thereof, nor use the same, or any part thereof, nor permit the same, or any part thereof, to be used by anyone other than Tenant, without prior written consent of Landlord. If Tenant requests such written consent, Tenant shall compensate Landlord for any legal fees incurred by Landlord in drafting or evaluating documents, or in otherwise dealing with such request. The Landlord will not unreasonably withhold an assignment. No subletting to which the Landlord may consent shall release or relieve the Tenant from its obligations under this Lease, and Landlord may look solely to Tenant for payment of rent and the performance of the terms and conditions of this Lease.

6.  Compliance with Lawful Orders    Tenant, at its sole cost and expense, shall
    -----------------------------
promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirement of the federal, state, county, and city governments and of any and all their departments and bureaus applicable to the demised premises, for the correction, prevention and abatement of nuisances or other grievances, in, upon, or connected with the demised premises during the Lease term. Tenant shall also promptly comply with and execute all rules, orders and regulations of insurance underwriters and insurance rating bureaus having jurisdiction for the prevention of fires. Tenant shall not commit or suffer any waste on the premises nor the use of the premises for any unlawful purpose.

7.  Alterations    Tenant shall not make any repairs, alterations or additions
    -----------
to the demised premises or building of which the demises premises are a part nor attach or affix any articles thereto nor make any repairs, alterations or additions to the electrical service and heating, cooling and air conditioning, plumbing or sprinkler system without the written consent of the Landlord. If alterations become necessary because of the application of laws or ordinances or other directions, rules or regulations of any regulatory authority having jurisdiction over the business carried on by Tenant, or because of any act or default on the part of Tenant, or because Tenant has overloaded any electrical or other facility, Tenant shall make such alterations at its own cost and expense after first obtaining Landlord's written approval of plans and specifications and furnishing such indemnifications against liens, costs and damages as Landlord may reasonably require. All alterations, additions, improvements and fixtures, other than trade fixtures, which may be installed by Tenant upon the demised premises and which in any manner are attached to the floors, walls or ceiling, at the termination of this Lease shall become the property of Landlord, unless Landlord requests their removal, and shall remain upon and be surrendered with the demised premises as a part thereof, without damage or injury, all without compensation or credit to Tenant. If Landlord requests Tenant, in writing to do so, Tenant shall, on or before the end of the term, remove all such additions, installations and fixtures placed in the demised premises by Tenant and so designated by Landlord and Tenant shall pay for the reasonable cost of repairing damage occasioned by the removal. Tenant shall insure its leasehold improvements.

8.  Maintenance by Tenant    Except as provided in paragraph 24, Tenant accepts
    ---------------------
the demised premises in the condition they are in at the beginning of this Lease and agrees to maintain the demised premises in the same condition, order and repair as they are at, at the commencement of said term, excepting only reasonable wear and tear arising from the use thereof under this Lease and damage or destruction by fire or other casualty, without the fault or neglect of Tenant. Tenant shall keep the windows and entrance doors clean at all times. Tenant shall pay to the landlord the cost of repairing any damages to the building or building equipment caused by any act or neglect of Tenant or its invitees (including, but not limited to, damage to air condition equipment, water apparatus, electric lights, fixtures, appliances, or appurtenances of the demised premises or damage caused by overflow or escape of water, steam or gas or from improper used of the electrical system due to negligence of Tenant or it invitees) to the extent Landlord is not reimburses for such cost through insurance carried by Landlord, it being understood that Landlord is not required by this paragraph to maintain insurance against any particular type of loss or in any amount which will result in a 100% recovery of any loss.

9.  Glass    Tenant shall forthwith at its own cost and expense replace with
    -----
glass of the same quality any cracked or broken glass, including plate glass, other glass, or breakable material used in structural portions, and any interior and exterior windows and doors in the demised premises. Tenant shall procure and maintain during the term of this Lease a policy or policies in companies acceptable to the Landlord, insuring Landlord and Tenant, as their interest may appear, against breakage of all such glass and breakable materials in the demised premises and shall deposit such policy or policies, or certificates evidencing their existence, together with evidence of the payment of the premiums thereon, with Landlord at the commencement of the term and at least thirty days prior to the expiration of each such policy. Should Tenant fail to procure and maintain any such insurance, Landlord may at its option, obtain the insurance and keep the same in force and effect, and Tenant shall pay Landlord upon demand for the costs of the insurance.

10.  Signs    Tenant shall  not erect or install any exterior or interior window
     -----
or door signs, advertising media, or window or door lettering or placards without Landlord's prior written consent. Tenant shall not install any lighting or plumbing fixtures, shades or awnings or any decoration or painting, or install any radio or television antenna, loud speakers, sound amplifier or similar devices, or make any changes to the store front without Landlord's prior written consent. Landlord may withhold approval of any items which he deems to be not in conformity with the character of the building or the neighborhood.

11.  Inspection, Entry and Repair    Landlord and his agent shall have the right
     ----------------------------
to enter the demised premises during all reasonable hours, to examine the same, to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation of the demised premises, or of the building, and to put or keep upon the doors and windows thereof a notice "FOR RENT" at any time within ninety (90) days before the expiration of this Lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations or additions, which do not conform to this agreement or to the reasonable rules and regulations of the building which the Landlord may from time to time promulgate and which shall be applicable to all tenants. Landlord reserves the right to have a pass key to the demised premises. It is further understood and agreed between the parties that any charges against the Tenant by the Landlord for services or work done on the premises by order of the Tenant or otherwise accruing under this contract shall be considered as rent due and shall be included in any lien for rent due and unpaid.

12.  Right to Show Premises    During the last ninety (90) days of this Lease,
     ----------------------
Landlord may, during normal business hours and after reasonable notice to Tenant, enter and exhibit the premises to prospective tenants.

13.  Destruction of Demised Premises    In the event the demised premises are
     -------------------------------
destroyed, damaged or injured by fire or other casualty insurable under standard fire and extended coverage insurance during the term of this Lease then Landlord shall repair the demised premises, restoring them as nearly as practicable to their condition before the occurrence of the casualty. However, if the Landlord notifies Tenant in writing that the demised premises cannot reasonably be restored within one hundred twenty (120) days after the notice of occurrence of the casualty either party may terminate this Lease by written notice to the other. If the demised premises themselves are not damaged by fire or other casualty, but the building is so damaged that Landlord shall determine not to rebuild, then Landlord may terminate this lease by written notice to Tenant. In the event of termination under this paragraph, the rent shall be payable only to the date of the fire or casualty and all obligations and liabilities of Landlord and Tenant under this Lease shall thereupon terminate and Landlord shall refund to Tenant any unearned rent paid in advance.

14.  Condemnation of Demised Premises    If the demised premises are condemned
     --------------------------------
or appropriated by any public or quasi-public authority having power of eminent domain, or sold under imminent threat of eminent domain, then this Lease shall terminate as of the date that possession shall be required by the appropriating authority. If condemnation, appropriation or sale occurs with respect to only a portion of the demised premises and the demised premises remain tenantable, this Lease shall terminate as to the portion of the demised premises so condemned, appropriated or sold on the day Tenant must yield possession thereof. Landlord shall make such repairs and alterations as may be necessary in order to restore the remaining demised premises to usable condition and the rent payable under this lease shall be reduced equitably according to Tenant's use of the part of the demised premises so taken. In the event of a termination or partial termination as described above, Landlord shall refund to Tenant the unearned portion of any rent paid in advance. Tenant shall surrender the premises for which the Lease was terminated, and Tenant shall not be entitled to participate in any award of sale price of the premises. However, the Landlord shall not be entitled to any portion of the award to the Tenant for loss of business, depreciation to and cost of removal of stock and fixtures. Tenant shall be entitled to appear in any appropriation proceedings or to claim value for the unexpired term of this lease.

15.  Damage to Tenant    All personal property placed in, or moved into, the
     ----------------
demised premises shall be at risk of Tenant or owner of the personal property, and Landlord shall not be liable to Tenant or to any other person for damage to the personal property from any cause whatsoever unless directly resulting from Landlord's act, or neglect after notice. Landlord shall not be liable for any damage arising from any acts or neglect of co-tenants or other occupants of the building or of adjacent property or of any other person. For purposes of this clause, the term "personal property" shall include, but not be limited to, merchandise, inventory and all improvements within the demised premises whether installed by the Landlord or Tenant, such as ceiling tiles, shelving or other improvements.

16.  Default by Tenant
    ------------------

     16.1 The prompt payment of rent for the demised premises upon the dates named, or when billed therefor, the faithful performance of all covenants of this Lease and the faithful observance of the rules and regulations of the entire building, ground and parking facilities now in existence, and which are hereby made a part of this Lease, and so such further reasonable rules and regulations for the entire building, grounds and parking facilities which may be hereafter made by the Landlord, are the conditions upon which this Lease is made and accepted. Any failure on the part of Tenant to comply with the terms of this Lease, or any of the reasonable rules and regulations now in existence, or hereafter prescribed by the Landlord, shall at the option of Landlord, after giving notice as provided in this paragraph, work a forfeiture of this Lease and all of the rights of the Tenant hereunder, and thereupon Landlord, its agent or attorneys, shall have the right to enter the demised premises and remove all persons therefrom and shall have the right to declare the entire rent for the balance of the term, or any part thereof, immediately due and payable in full and may proceed to collect same either by distress or otherwise, and thereupon the Lease shall terminate.

     16.2 If Tenant shall abandon or vacate the demised premises before the end of the term of this lease, or permit the rent to be in arrears or otherwise fail to comply with the terms of this lease, Landlord may, at its option, forthwith terminate this Lease or may enter the demised premises as the agent of Tenant, in any manner not prohibited by law, without being liable in any way therefore, and relet the demised premises with or without any furniture, fixtures, and equipment that may be situated therein, at such rent and upon such terms and for such duration of time as Landlord may determine and receive the rent therefor, applying the same to the payment of the rent due hereunder. If the full rental herein provided shall not be realized by Landlord over and above the expenses in reletting, Tenant shall pay any deficiency.

     16.3 Tenant agrees to pay, to the extent not prohibited by law, all expenses which Landlord may incur in reletting the demised premises after Tenant's forfeiture of the Lease, abandonment or vacating of the demised premises. Tenant also agrees that if Landlord retains an attorney to enforce the provisions of this Lease, or if suit is brought for recovery of possession of the Premises, for the recovery of rent or any other amount due under this lease, or because of the breach of any other covenant herein to be kept or performed by Tenant, Tenant shall pay to Landlord all expenses incurred, including reasonable attorney's fees, which fees shall include services at trial and appellate levels.

     16.4 The rights and remedies of Landlord upon any default by Tenant as set forth in this Lease shall be cumulative and not exclusive of any other rights or remedies at law or in equity. The failure of Landlord to promptly exercise any right or remedy shall not operate to forfeit any right or remedy.

17.  Waiver of Jury Trial    The parties hereby waive trial by jury in any
     --------------------
action, proceeding or counterclaim brought by either against the other on any matters whatsoever arising out of or in any way connected with this Lease or Tenant's use or occupancy of the premises.

18.  Late Charge for Delinquent Rent    If the Tenant defaults in the payment of
     -------------------------------
any installment of base rent or additional rent by the 5th of each month, then the Landlord may impose a late charge of Five percent (5%) of the base rent.

19.  Right of Landlord to Cure Tenant's Default    If Tenant defaults in the
     ------------------------------------------
making of any payment or in the doing of any act required by this Lease to be made or done by Tenant, Landlord may, but shall not be required to, make such payment or do such act, and the expense thereof, if made or done by Landlord, with interest thereon at the rate of eighteen percent (18%) per annum from the date paid by Landlord, shall be paid by Tenant to Landlord and shall constitute additional rent due and payable with the next monthly installment of base rent. The making of such payment or the doing of such act by Landlord shall not operate to cure the default or to prevent Landlord from the pursuit of any remedy to which it would be otherwise be entitled.

20.  Bankruptcy of Tenant    If Tenant shall become insolvent or unable to pay
     --------------------
its debts as they mature, or if bankruptcy proceeding shall be begun by or against Tenant before the end of the Lease term, Landlord is hereby irrevocably authorized at its option, to forthwith terminated this Lease, as upon a default by Tenant. Landlord may elect to accept rent from such receiver, trustee, or other judicial officer during the term of occupancy in a fiduciary capacity without affecting Landlord's right as contained in this Lease, but no receiver, trustee or other judicial officer shall ever have any right, title or interest in or to the demised premises by virtue of Landlord' s election.

21.  Encumbrances    Tenant shall not in any way pledge, mortgage, or encumber
     ------------
this Lease or its right under it without prior written consent of the Landlord.

22.  Lien and Security    Tenant hereby pledges and assigns to Landlord, and
     -----------------
agrees that Landlord shall have a lien upon all the carpeting, furniture, fixtures, goods, chattels, and equipment of Tenant, which shall or may be brought or put on the demised premises, as security for the payment of the rent herein reserved. In the event Lessor exercise the option to terminate the Lease, and to re-enter and relet the premises as provided in this Lease, the Lessor may take possession of all of the Lessee's property on the premises and sell the same at public or private sale after giving Lessee reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, for cash or on credit, or for such price and terms as Lessor deems best, with or without having the property present at the sale. The proceeds of the sale shall, to the extent not prohibited by law, be applied first to the necessary and proper expenses of removing, storing and selling the property including attorney's fees, then to the payment of any rent due or to become due under this Lease, with the balance, if any, to be paid to Lessee. Landlord agrees to execute a subordination agreement on the equipment.

23.  Indemnity by Tenant and Liability Insurance
     -------------------------------------------

     23.1 Tenant shall protect, save and keep Landlord harmless and indemnified against any loss, costs, damage or expense, including reasonable attorney's fees incurred by Landlord in the defense or payment of any claim arising out of or from any accident or other occurrence in the demised premises causing injury or damage to any person or property, due or claimed to be due to any act, failure to act or negligence on the part of the Tenant, its agents, employees, invitees, or licensees, or due or claimed to be due to any failure to any use of the demised premises by Tenant, its agents, employees, invitees, licensees or lessees.

     23.2 Tenant agrees to procure and maintain a policy or policies of insurance at its own cost and expense with a company authorized and permitted to do business in the State of Florida, indemnifying Landlord from all claim, demands or actions arising or claimed to have arisen because of the injury to, or death of, any one or more persons in any once occurrence in amounts of not less than $1,000,000.00 and because of damage to property in amount of not less than $500,000.00 made by or on behalf of any one or more persons or corporations alleged to have arisen from, been related to, or been connected with the conduct and operation of Tenant's business in the demised premises, or Tenant's occupancy thereof.

     23.3 Tenant shall keep any outside area and common area immediately adjoining the demised premises clean and free from dirt and rubbish, and Tenant shall not permit any obstruction or any merchandise, packing containers, and materials to be placed or kept in such areas.

24.  Holding Over    In the event Tenant remains in possession of the demised
     ------------
premises after the expiration of the tenancy created by this lease, and without the execution of a new Lease, Tenant shall be deemed to be occupying the demised premises as a tenant from month to month, at two hundred percent (200%) of fixed base rent for the last month of the lease, subject to all other conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy.

25.  Landlord's Covenants
     --------------------

     25.1 The Landlord covenants and agrees with Tenant that so long as Tenant shall pay the rent and keep and perform the other covenants of this Lease to be kept and performed by Tenant, tenant shall peaceably and quietly hold the demised premises without any interference from the Landlord.

     25.2 Landlord warrants that the demised premises comply with all applicable rules, orders, regulations and laws respecting zoning and fire prevention and that the plumbing and electrical will be in good working order at the commencement of this Lease. Landlord will, at his expense, repair any defects in the plumbing and electrical of which he is notified within seven (7) days after occupancy of the demised premises by Tenant, but in no event shall the Landlord's obligation to repair last more than 30 days after the Lease commences.

26.  Operation of Business    Tenant agrees to keep the demised premises open
     ---------------------
for business at least eleven months of each calendar year. During the time that the business may be closed, the demised premises should be kept so as to appear that they are still open for business in so far as practicable.

27.  Waiver of Homestead    Tenant hereby waives and renounces for himself and
     -------------------
family any and all homestead and exemption rights he may have now, or hereafter under or by virtue of the constitution and laws of the State of Florida, or of any other State, or of the United States, as against the payment of said rental or any portion hereof, or any other obligation or damage that may accrue under the terms of this Lease.

28.  Time of Essence    It is understood and agreed that time is of the essence
     ---------------
of this Lease and this applies to all terms and conditions contained in this Lease.

29.  Mechanics Liens    The parties acknowledge that no improvements or repairs
     ---------------
are required by this Lease, and any improvements or repairs to the demised premises which may be made shall be at Tenant's sold expense, unless otherwise specifically provided in this Lease. Tenant agrees that it shall not under any circumstances permit or allow a mechanics lien to be filed against the Landlord's property as a result of work or materials provided to the demised premises. If any mechanics lien shall be filed against Landlord's property as a result of work or materials provided to the demised premises, the Tenant shall cause the lien to be removed to a bond as provided by Florida's Mechanic's Lien Law within seven days after Landlord's demand. Failure to remove the lien to bond within seven days after demand constitutes a default under this Lease and shall, at Landlord's option, be grounds for forfeiture of this Lease.

30.  Binding Effect    This Lease shall bind Landlord and Tenant and their
     --------------
respective heirs, executors, administrators, successors and assigns.

31.  Notices    All notices, consents, requests, payments and other
     -------
communications required or permitted to be sent by this lease shall be in writing and shall be delivered in person or sent by registered or certified mail, return receipt requested, to the proper address of the other party to this lease, which address shall be (unless and until another address is furnished by notice):



If to Landlord, to:                                 Solar Investments
                                                    4420 Mercantile Avenue
                                                    Naples, FL 34104

If to Tenant, to:                                   4420 Mercantile Avenue
                                                    Suite     4
                                                              -
                                                    Naples, FL 34104



Notices shall be effective and deemed delivered when properly addressed and deposited with the United State or Canadian Post Office for delivery, postage prepaid.

32.  Non waiver of Breach    No waiver of a breach of any of the covenants or
     --------------------
conditions of this Lease shall be construed to be a waiver of any succeeding breach of that same covenant, condition or any covenant or condition.

33.  Option to Renew    So long as Tenant is not in default of this Lease,
     ---------------
Tenant shall have the option to renew this Lease of the demised premises for a further term of one year under and subject to the same covenants
                      ---
and agreements as are herein contained. The rent for the renewal options shall be as follows:

The rental rate shall escalate by five percent (5%) per year over the previous year's rental rate. Tenant must exercise the option by notifying Landlord in writing not less than one hundred eighty (180) days prior to expiration of the term granted by this Lease. Tenant's right to renew is void if Tenant is not in compliance with all terms and conditions of this Lease at the time the renewal period commences.

34.  Headings    The headings to the several articles of this Lease are for
     --------
convenient references only and shall not be construed as limited or changing the context of any article.

35.  Severability    Each paragraph and provision of this Lease and any part
     ------------
thereof, is an independent paragraph, provision or part thereof, and the holding of any paragraph, provision or part thereof to be void or ineffective for any reason whatsoever does not affect the validity or effectiveness of any other paragraph, provision or part thereof.

36.  Entire Agreement    This instrument contains the entire agreement of
     ----------------
Landlord and Tenant. No oral amendment, modification. Or understanding shall be made, but only an agreement in writing signed by the parties shall be valid as an amendment, modification or change to this lease.

37.  Lease Commencement    This Lease will commence on          APRIL 6, 2003
     ------------------                                         -------------

IN WITNESS WHEREOF, the parties hereto have hereunto executed this instrument for the purposes herein expressed, the day and year above written.



Signed, Sealed and Delivered
in the presence of:


___________________________                   LANDLORD:  SOLAR INVESTMENTS
Witness


___________________________                   ___________________________
Witness                                       BY:


___________________________                   TENANT & GUARANTOR
Witness                                       SEREFEX  CORPORATION


___________________________                   ___________________________
Witness                                       BY:  Brian  S.  Dunn


___________________________                   TENANT  &  GUARANTOR
Witness


___________________________                   ___________________________
Witness                                       BY: